Exhibit 99.1

FOR IMMEDIATE RELEASE

April 3, 2014

Glass Lewis Joins ISS in Supporting Proposed

Heritage Financial – Washington Banking Transaction

Olympia and Oak Harbor, Washington, April 3, 2014/ PRNewswire/—Heritage Financial Corporation (“Heritage”) (NASDAQ: HFWA) and Washington Banking Company (“Washington Banking”) (NASDAQ: WBCO) jointly announced today that Glass Lewis & Co., LLC (“Glass Lewis”) has joined Institutional Shareholder Services (“ISS”), both independent proxy voting and corporate governance advisory firms, in recommending that the Heritage and Washington Banking shareholders vote “FOR” the proposed merger at their respective special shareholders’ meetings scheduled for April 14, 2014 for Heritage and April 15, 2014 for Washington Banking. Both Glass Lewis and ISS positively endorsed all proposals presented to the Heritage and Washington Banking shareholders for this transaction.

“We are pleased that the proposed transaction with Washington Banking has now been endorsed by the nation’s two leading independent proxy advisory firms,” commented Brian L. Vance, Chief Executive Officer of Heritage Financial Corporation. “Both Glass Lewis and ISS found the transaction to be strategically and financially compelling and therefore support both companies proposals to be in the best interests of our respective shareholders.”

The special meeting of Heritage shareholders is scheduled for Monday, April 14, 2014, at 2:00 p.m. Pacific time at The DoubleTree Hotel, 415 Capitol Way N., Olympia, Washington. The special meeting of Washington Banking shareholders is scheduled for Tuesday, April 15, 2014, at 10:00 a.m. Pacific time at the Best Western Harbor Plaza, 33175 State Route 20, Oak Harbor, Washington.

Mr. Don Rhodes, Chairman of Heritage Financial Corporation, and Mr. Tony Pickering, Chairman of Washington Banking, jointly commented, “On behalf of the Boards of Directors we urge the respective shareholders of Heritage and Washington Banking to follow the recommendations of both Glass Lewis and ISS and vote “FOR” the proposal to approve the merger agreement.” All Heritage and Washington Banking shareholders of record as of the close of business on February 28, 2014, will be entitled to vote their shares at the respective meetings either in person or by proxy.

Under the terms of the merger agreement, each outstanding share of Washington Banking common stock, other than dissenting shares, will be converted into the right to receive, promptly following the completion of the merger, 0.89000 of a share of Heritage common stock and $2.75 in cash.

About Heritage Financial

Heritage Financial Corporation is an Olympia-based bank holding company with Heritage Bank, a full-service commercial bank, as its sole wholly owned banking subsidiary. Heritage Bank has a branching network of 36 banking offices in Washington and Oregon. Heritage Bank does business under the Central Valley Bank name in the Yakima and Kittitas counties of Washington. Heritage’s stock is traded on the NASDAQ Global Select Market under the symbol “HFWA”. More information about Heritage Financial Corporation can be found on its website at www.hf-wa.com and more information about Heritage Bank can be found on its website at www.heritagebanknw.com.

About Washington Banking Company

Washington Banking Company is a bank holding company based in Oak Harbor, Washington, that operates Whidbey Island Bank, a state-chartered full-service commercial bank. Founded in 1961, Whidbey Island Bank provides various deposit, loan and investment services to meet customers’ financial needs. Whidbey Island Bank currently operates 32 full-service branches located in six counties in Northwestern Washington.

Forward-Looking Statements

When used in this press release and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the Heritage-Washington Banking merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite shareholder and regulatory approvals for the Heritage-Washington Banking merger might not be obtained; the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; competitive pressures among depository institutions; interest rate movements and their impact on customer behavior and net interest margin; the impact of repricing and competitors’ pricing initiatives on loan and deposit products; fluctuations in real estate values; the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; the ability to access cost-effective funding; changes in financial markets; changes in economic conditions in general and in Western Washington and the Pacific Northwest in particular; the costs, effects and outcomes of litigation; new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; changes in accounting principles, policies or guidelines; future acquisitions by Heritage of other depository institutions or lines of business; and future goodwill impairment due to changes in Heritage’s business, changes in market conditions, or other factors.

Neither Heritage nor Washington Banking undertakes any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information

In connection with the proposed merger transaction, Heritage and Washington Banking filed a joint definitive proxy statement with the SEC on March 14, 2014. Shareholders are advised to read the joint proxy statement/prospectus because it contains important information about Heritage, Washington Banking and the proposed transaction. This document and other documents relating to the merger filed by Heritage and Washington Banking can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at http://www.hf-wa.com/CorporateProfile.aspx?iid=1024198 or by accessing Washington Banking’s website at http://investor.washingtonbanking.info/docs.aspx?iid=1025104. Alternatively, these documents, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Secretary, 201 Fifth Avenue S.W., Olympia, WA 98501 or by calling (360) 943-1500, or from Washington Banking, upon written request to Washington Banking Company, Secretary, 450 SW Bayshore Drive, Oak Harbor, Washington 98277 or by calling (360) 240-6458.

Heritage, Washington Banking and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information regarding the interest of these participants are included in the definitive joint proxy statement/prospectus filed with the SEC by Heritage and Washington Banking on March 14, 2014. Additional information about these participants may be found in the definitive proxy statement of Heritage relating to its 2013 Annual Meeting of Shareholders filed with the SEC by Heritage on March 19, 2013 and the definitive proxy statement of Washington Banking relating to its 2013 Annual Meeting of Shareholders filed with the SEC on March 26, 2013. The definitive joint proxy statement/prospectus and proxy statements can be obtained free of charge from the sources indicated above.

Investor Contacts

Heritage Financial Corporation

360.943.1500

Brian L. Vance

President and CEO

Washington Banking Company

360.679.3121

John L. Wagner

President and CEO